Exhibit 10.2

INTERCREDITOR AND PARTICIPATION AGREEMENT

Agreement made and entered into this day by and between NORTHEAST LCD CAPITAL, LLC, a Maine limited liability company ("Lender" and “Subsequent Lender”) and LUCID, INC., a New York corporation ("Borrower"). In consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.        Reference is made to a certain Loan And Security Agreement dated as of July 5, 2012, executed between Borrower and Lender (the "Security Agreement"). Said Security Agreement secures an original principal amount of $7,000,000.00.

2.        Provision “2.2 ("Term Loans") (b)” of the Security Agreement provides that additional lenders ("Subsequent Lenders") may make additional loans ("Subsequent Term Loans") to Borrower. Each Subsequent Lender of a Subsequent Term Loan shall become a party to the Security Agreement as a Subsequent Lender thereunder.

3.        Northeast LCD Capital, LLC, as a Subsequent Lender, is making a Subsequent Term Loan to Borrower in the amount of $5,000,000 as evidenced by a Term Note dated May 20, 2013. Pursuant to this Intercreditor and Participation Agreement, the $5,000,000.00 Subsequent Term Loan shall be included in and secured by the Security Agreement and all provisions thereof apply to this Subsequent Term Loan.

4.        The parties agree that any Intercreditor Agreement shall be at the sole discretion of Northeast LCD Capital, LLC and it shall have the sole discretion regarding collection and realization on all collateral pledge to secure the two loan positions.

In witness whereof, the undersigned sets their hands and seals of this 20 day of May, 2013.

LUCID, INC ("Borrower")

/s/ Richard J. Pulsifer	By:	/s/ L. Michael Hone
Witness		L. Michael Hone, its CEO Thereunto duly authorized

NORTHEAST LCD CAPITAL, LLC ("Lender" and "Subsequent Lender")

/s/ Scott Edmunds	By:	/s/ C. Wesley Crowell
Witness		C. Wesley Crowell Its Manager, Thereunder Duly Authorized